UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 30, 2010
Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 Fox Lane, San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission made by Immersion Corporation (“Immersion”) whether before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

On March 30, 2010, Immersion held a conference call to discuss its financial results for the quarter and year ended December 31, 2009 and certain other information.  The transcript of the conference call is furnished as Exhibit 99.01 to this Current Report on Form 8-K.

The transcript included as an exhibit to this report contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of Immersion and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements.

All statements, other than the statements of historical fact, are statements that may be deemed forward-looking statements, including, but not limited to, statements regarding future financial results, future prospects and solutions. Immersion's actual results might differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with Immersion's business, which include, but are not limited to, the effects of the current negative macroeconomic climate; a delay in or failure to achieve the acceptance of force feedback as a critical user experience; unexpected difficulties in transitioning to a pure IP licensing model; the commercial success of applications or devices into which Immersion's technology is licensed; potentially lengthy sales cycles and design processes; adverse outcomes in any intellectual property-related litigation and the costs related thereto; unanticipated difficulties and challenges encountered in development efforts; potential restructuring charges; failure to retain key personnel; potential and actual claims and proceedings, including stockholder litigation and action by the SEC or other governmental agencies; and negative tax or other implications for Immersion resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of Immersion.

For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion's Form 10-K for 2009, which is on file with the U.S. Securities and Exchange Commission. The forward-looking statements in the transcript included with this report reflect Immersion's beliefs and predictions as of March 30, 2010. Immersion disclaims any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this report.

Item 9.01           Financial Statements and Exhibits.

             (d)         Exhibits.

Exhibit No.	Exhibit Title

99.01	Immersion Corporation Fourth Quarter and Fiscal 2009 Earnings Call Transcript, dated March 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	April 2, 2010	By:	/s/ VICTOR VIEGAS
			Name:	Victor Viegas
			Title:	Interim President and
Chief Executive Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Immersion Corporation Fourth Quarter and Fiscal 2009 Earnings Call Transcript, dated March 30, 2010.